14095383v6 1075.341 INTERCREDITOR AGREEMENT Intercreditor Agreement (this "Agreement"), dated as of May 11, 2023, among JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the "ABL Representative") for the ABL Secured Parties (as defined below), ALTA FOX OPPORTUNITIES FUND, LP., in its capacity as Collateral Agent under the Notes, as Notes Representative (in such capacity, with its successors and assigns, and as more specifically defined below, the "Notes Representative") for the Notes Secured Parties (as defined below), and each of the Loan Parties (as defined below) party hereto. WHEREAS Daktronics, Inc., a South Dakota corporation ("Daktronics"), each other Person party thereto as a borrower from time to time (together with Daktronics, "Borrowers" and each a "Borrower"), the other Loan Parties party thereto, the ABL Representative and certain financial institutions and other entities are parties to the Credit Agreement dated as of the date hereof (the "Existing ABL Agreement"), pursuant to which such financial institutions and other entities have agreed to make loans and extend other financial accommodations to the Loan Parties; WHEREAS Daktronics and certain financial institutions as purchasers are parties to the Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), pursuant to which such financial institutions and other entities have agreed to purchase senior secured convertible notes (the “Notes” and, together with the Purchase Agreement, collectively the “Existing Notes Agreements”) from Daktronics, and such Notes are guaranteed by each of the Loan Parties; WHEREAS, the Loan Parties have granted to the ABL Representative security interests in the ABL Collateral as security for payment and performance of the ABL Obligations; and WHEREAS, the Loan Parties have granted to the Notes Representative, in its capacity as collateral agent for the Notes, security interests in the Notes Collateral as security for payment and performance of the Notes Obligations. NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows: SECTION 1. Definitions; Rules of Construction. 1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Records and Supporting Obligations. 1.2 Defined Terms. The following terms, as used herein, have the following meanings: "ABL Agreement" means the collective reference to (a) the Existing ABL Agreement, (b) any Additional ABL Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL Agreement (regardless of whether such replacement, refunding or refinancing is a "working capital" facility, asset-based facility or otherwise), any Additional ABL Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is EXHIBIT 10.7

-2- not intended to be and is not an ABL Agreement hereunder (a "Replacement ABL Agreement"). Any reference to the ABL Agreement hereunder shall be deemed a reference to any ABL Agreement then extant. "ABL Cap" means, as of any date of determination, the result of: (a) the sum of (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities, and other amounts accrued or charged with respect to any of the ABL Obligations (other than Excess ABL Obligations) as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the ABL Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding): (i) $82,500,000, plus (ii) the amount of all Swap Obligations, plus (iii) the amount of all Banking Services Obligations, plus (iv) after the commencement of an Insolvency Proceeding, $7,500,000, minus (b) the sum of: (i) the aggregate amount of all payments of the principal amount of the term loan obligations under the ABL Agreement (other than payments of such term loan obligations in connection with a refinancing permitted hereunder or payments in connection with a "roll-up" during any Insolvency Proceeding); plus (ii) the amount of all payments of revolving loan obligations under the ABL Agreement that result in a permanent reduction of the revolving credit commitments under the ABL Agreement (other than payments of such revolving loan obligations in connection with a refinancing permitted thereof or payments in connection with a "roll-up" during any Insolvency Proceeding). "ABL Collateral" means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted at any time to any ABL Secured Party as security for any ABL Obligation (including, but not limited to, Accounts, Chattel Paper, Intellectual Property, Documents, General Intangibles, Instruments, Inventory, Investment Property, Letters of Credit and Letter- of-Credit Rights, Supporting Obligations, Deposit Accounts, cash or cash equivalents, Commercial Tort Claims, Equipment, Real Property, Goods, and accessions to, substitutions for, and replacements, Proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts, and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing, and all other assets of each Loan Party now or hereafter as set forth in the ABL Security Documents). "ABL Creditors" means, collectively, the "Lenders" and the "Secured Parties", each as defined in the ABL Agreement. "ABL Default" means any "Event of Default", as such term is defined in any ABL Document. "ABL DIP Financing" has the meaning set forth in Section 5.2(a). "ABL Documents" means the ABL Agreement, each ABL Security Documents, each ABL Guarantee and each other "Loan Document" as defined in the ABL Agreement.

-3- "ABL Exclusive Collateral" means all of each and every Loan Party's right, title, and interest in and to all Real Property, all fixtures related thereto and all leases and rents related thereto, wherever located and whether now owned by such Loan Party or hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute ABL Exclusive Collateral). "ABL Guarantee" means any guarantee by any Loan Party of any or all of the ABL Obligations. "ABL Lien" means any Lien created by the ABL Security Documents. "ABL Obligations" means (a) all principal of and interest (including without limitation any Post- Petition Interest) and premium (if any) on all loans made pursuant to the ABL Agreement or any ABL DIP Financing by the ABL Secured Parties, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the ABL Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the ABL Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Notes Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Notes Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. "ABL Obligations Payment Date" means the first date on which (a) the ABL Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the ABL Documents), (b) all commitments to extend credit under the ABL Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the ABL Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the ABL Documents), (d) the Swap Obligations and Banking Services Obligations have been terminated (or the applicable parties have entered into other arrangements satisfactory to the ABL Secured Parties party thereto), (e) ABL Representative has received cash collateral in such amount as ABL Representative determines is reasonably necessary to secure the ABL Secured Parties in respect of any asserted or threatened (in writing) claims, demands, actions, suits, proceedings, investigations, liabilities, fines, costs, penalties, or damages for which any of the ABL Secured Parties may be entitled to indemnification or reimbursement by any Grantor pursuant to the indemnification and reimbursement provisions in the ABL Documents and (f) so long as the Notes Obligations Payment Date shall not have occurred, the ABL Representative has delivered a written notice to the Notes Representative stating that the events described in clauses (a), (b), (c), (d) and (e) have occurred to the satisfaction of the ABL Secured Parties. "ABL Priority Collateral" means all of each and every Loan Party's right, title, and interest in and to the following types of property of such Loan Party, wherever located and whether now owned by such Loan Party or hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute ABL Priority Collateral): (1) all Accounts; (2) all Payment Intangibles; (3) all Inventory;

-4- (4) all Instruments, Documents and Chattel Paper; (5) all Deposit Accounts with any bank or other financial institution (including all cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credited thereto); provided, however, that to the extent that identifiable proceeds of Notes Priority Collateral are deposited in any such Deposit Account, after the delivery of written notice from the Notes Representative and the ABL Representative’s receipt thereof, such identifiable proceeds shall be treated as Notes Priority Collateral (so long as ABL Representative has received such notice prior to the receipt of such identifiable proceeds in such Deposit Account); (6) all Securities Accounts with any securities intermediary (including any and all Investment Property held therein or credited thereto); provided, however, that to the extent that identifiable proceeds of Notes Priority Collateral are deposited in any such Securities Account, after the delivery of written notice from the Notes Representative and the ABL Representative’s receipt thereof, such identifiable proceeds shall be treated as Notes Priority Collateral (so long as ABL Representative has received such notice prior to the receipt of such identifiable proceeds in such Deposit Account); (7) all contracts, documents of title, and other Documents that evidence the ownership of, right to receive or possess, or that otherwise relate to, any ABL Priority Collateral, including contracts, documents of title, and other Documents that relate to the acquisition of, or sale or other Disposition of, any ABL Priority Collateral, and all contracts, documents of title, or other Documents that arise from or constitute Proceeds of ABL Priority Collateral); (8) all guaranties, contracts of suretyship, insurance, Letters of Credit, Letter of Credit Rights, security and other credit enhancements (including repurchase agreements), and Supporting Obligations, in each case in respect of any ABL Priority Collateral, including (i) rights of stoppage in transit, replevin, repossession, reclamation, and other rights and remedies of an unpaid vendor, and (ii) identifiable deposits by and property of account debtors or other persons securing the obligations of account debtors in respect of accounts or other Receivables; (9) all Commercial Tort Claims to the extent (i) arising from, relating to, or constituting proceeds of any ABL Priority Collateral, (ii) relating to or arising out of the manufacture, distribution, sale or other Disposition of Inventory, or (iii) relating to or arising out of the collection of, or realization upon, any ABL Priority Collateral; (10) all cash and cash equivalents of any kind at any time (other than identifiable proceeds of Notes Priority Collateral); (11) all Investment Property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts, or commodity accounts, but excluding all Pledged Shares) and all monies, credit balances, deposits, and other property of any Loan Party now or hereafter held, or received by, or in transit to, an ABL Secured Party, any bank, securities intermediary, depository, or other institution from or for the account of any Loan Party, whether for safekeeping, pledge, custody, transmission, collection, or otherwise; (12) to the extent not otherwise included, all Receivables; (13) all General Intangibles (excluding all Intellectual Property);

-5- (14) (x) all claims under policies of insurance and all proceeds of insurance, in each case, payable by reason of loss or damage to, arising from or otherwise relating to any ABL Priority Collateral, (y) all claims under policies of business interruption insurance and all proceeds of business interruption insurance and (z) all claims under policies of representations and warranties insurance and all proceeds of representations and warranties insurance; (15) all ABL Exclusive Collateral; (16) all accessions to, substitutions for and replacements of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto; and (17) to the extent not otherwise included, all Proceeds (including without limitation, all insurance proceeds), Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however that, any Collateral, regardless of type, received in exchange for ABL Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the Existing ABL Agreement and this Agreement shall be treated as ABL Priority Collateral under this Agreement, the Notes Security Documents and the ABL Security Documents; provided, further, that any Collateral of the type that constitutes ABL Priority Collateral, if received in exchange for Notes Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the Existing Notes Agreements and this Agreement, shall be treated as Notes Priority Collateral under this Agreement, the Notes Security Documents and the ABL Security Documents; provided, further, that ABL Priority Collateral shall exclude, however, all Notes Priority Collateral (other than Notes Priority Collateral which is treated as ABL Priority Collateral as set forth in the first proviso above), it being understood and agreed that the ABL Secured Parties remain entitled to the benefit of their second priority Lien in any such Collateral; and, provided, further, however, that "ABL Priority Collateral" shall include proceeds from the Disposition of any Notes Priority Collateral permitted by the ABL Agreement and the Notes Agreement to the extent such proceeds would otherwise constitute ABL Priority Collateral and are not required to be applied to the mandatory prepayment of the Notes Obligations pursuant to the Notes Documents (as in effect on the date hereof or as amended in accordance with this Agreement), unless such proceeds arise from a Disposition of Notes Priority Collateral resulting from any Enforcement Action taken by the Notes Secured Parties permitted by this Agreement. "ABL Priority Obligations" means all ABL Obligations other than any Excess ABL Obligations. "ABL Representative" has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement ABL Agreement, the ABL Representative shall be the Person identified as such in such Agreement. "ABL Secured Parties" means the ABL Representative, the ABL Creditors and any other holders of the ABL Obligations. "ABL Security Documents" means the "Collateral Documents" as defined in the ABL Agreement, and any other documents that are designated under the ABL Agreement as "ABL Security Documents" for purposes of this Agreement. "Access Period" means, with respect to each item of Notes Priority Collateral, the period, following the commencement of any Enforcement Action, which begins on the earlier of (a) the day on which the ABL Representative provides the Notes Representative with the notice of its election to request access to such item of Notes Priority Collateral pursuant to Section 3.6(c) and (b) the fifth Business Day after the Notes Representative provides the ABL Representative with notice that the Notes Representative (or its

-6- agent) has obtained possession or control of such item of Notes Priority Collateral and ends on the earliest of (i) the day which is 180 days after the date (the "Initial Access Date") on which the ABL Representative initially obtains the ability to take physical possession of, remove or otherwise control physical access to, or actually uses, such item of Notes Priority Collateral plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to associated ABL Priority Collateral, (ii) the date on which all or substantially all of the ABL Priority Collateral associated with such item of Notes Priority Collateral is sold, collected or liquidated, (iii) the ABL Obligations Payment Date and (iv) the date on which the default which resulted in such Enforcement Action has been cured or waived in writing. "Additional ABL Agreement" means any agreement approved for designation as such by the ABL Representative and the Notes Representative. "Additional Notes Agreement" means any agreement approved for designation as such by the ABL Representative and the Notes Representative. "Ancillary Document" has the meaning set forth in Section 10.14. "Banking Services Obligations" means, with respect to any Loan Party and its subsidiaries, any obligations of such Loan Party or such subsidiary owed to any ABL Secured Party (or any of its affiliates) in respect of treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services), credit card services, stored valued card services or other cash management services. "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time. "Borrower" and "Borrowers" have the meanings set forth in the first WHEREAS clause above. "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. "Collateral" means, collectively, all ABL Collateral and all Notes Collateral. "Common Collateral" means all Collateral that constitutes both ABL Collateral and Notes Collateral. For the avoidance of doubt, the ABL Exclusive Collateral shall not secure any of the Notes Obligations and shall not constitute Common Collateral for purposes of this Agreement. "Comparable Security Document" means, in relation to any Senior Collateral subject to any Senior Security Document, that Junior Security Document that creates a security interest in the same Senior Collateral, granted by the same Loan Party, as applicable. "Copyright Licenses" means any and all agreements granting any right in, to or under Copyrights (whether a Loan Party is licensee or licensor thereunder). "Copyrights" means all United States, state and foreign copyrights, including but not limited to copyrights in software and databases, and all "Mask Works" (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force, and with respect to any and all of the foregoing: (a) all registrations and applications therefor, (b) all extensions and renewals thereof, (c) all rights corresponding thereto throughout the world, (d) all rights to sue for past, present and future infringements thereof, (e) all licenses, claims, damages and proceeds of suit arising therefrom, and (f) all

-7- payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other disposition thereof. "Default Disposition" has the meaning set forth in Section 4.2(d) of this Agreement. "Disposition" or "Dispose" means the sale, assignment, transfer, license, lease (as lessor), exchange, or other disposition (including any sale and leaseback transaction) of any property by any person (or the granting of any option or other right to do any of the foregoing). "Electronic Signature" means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. "Enforcement Action" means: (a) the taking of any action to enforce any Lien in respect of the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 9 of the UCC or other applicable law, or the taking of any action in an attempt to vacate or obtain relief from a stay or other injunction restricting any other action described in this definition, (b) the exercise of any right or remedy provided to a secured creditor under the ABL Documents or the Notes Documents (including, in either case, any delivery of any notice to seek to obtain payment directly from any account debtor of any Loan Party or any depositary bank, securities intermediary, or other person obligated on any Collateral of any Loan Party, the taking of any action or the exercise of any right or remedy in respect of the Collateral, or the exercise of any right of setoff or recoupment with respect to obligations owed to any Loan Party), under applicable law, at equity, in an Insolvency Proceeding or otherwise, including the acceptance of Collateral in full or partial satisfaction of an obligation, (c) the Disposition of all or any portion of the Collateral, by private or public sale or any other means permissible under applicable law, (d) the solicitation of bids from third parties to conduct the Disposition of all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time, (e) the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third parties for the purpose of valuing, marketing, or Disposing of all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time, (f) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any equity interests composing a portion of the Collateral) whether under the ABL Documents, the Notes Documents, under applicable law of any jurisdiction, in equity, in an Insolvency Proceeding, or otherwise (including the commencement of applicable legal proceedings or other actions with respect to all or any material portion of the Collateral to facilitate the actions described in the preceding clauses), and (g) the pursuit of Default Dispositions relative to all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time.

-8- "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing. "Excess ABL Obligations" means the portion of the ABL Obligations exceeding the ABL Cap. "Excess Notes Obligations" means the portion of the Notes Obligations exceeding the Notes Cap. "Existing ABL Agreement" has the meaning set forth in the first WHEREAS clause of this Agreement. "Existing Notes Agreement" has the meaning set forth in the second WHEREAS clause of this Agreement. "Insolvency Proceeding" means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law. "Intellectual Property" means, collectively, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses. "Junior Collateral" shall mean with respect to any Junior Secured Party, any Collateral on which it has a Junior Lien. "Junior Documents" shall mean, collectively, with respect to any Junior Obligations, any provision pertaining to such Junior Obligation in any Loan Document or any other document, instrument or certificate evidencing or delivered in connection with such Junior Obligation. “Junior Lien Default” shall mean an Event of Default under the Junior Documents. "Junior Liens" shall mean (a) with respect to any ABL Priority Collateral, all Liens securing the Notes Obligations and (b) with respect to any Notes Priority Collateral, all Liens securing the ABL Obligations. "Junior Obligations" shall mean (a) with respect to any ABL Priority Collateral, all Notes Obligations and (b) with respect to any Notes Priority Collateral, all ABL Obligations. "Junior Representative" shall mean (a) with respect to any ABL Obligations or any ABL Priority Collateral, the Notes Representative and (b) with respect to any Notes Obligations or any Notes Priority Collateral, the ABL Representative. "Junior Secured Parties" shall mean (a) with respect to the ABL Priority Collateral, all Notes Secured Parties and (b) with respect to the Notes Priority Collateral, all ABL Secured Parties. "Junior Security Documents" shall mean with respect to any Junior Secured Party, the Security Documents that secure the Junior Obligations. "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease

-9- or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. "Lien Priority" means with respect to any Lien of the ABL Representative or Notes Representative in the Common Collateral, the order of priority of such Lien specified in Section 2.1. "Loan Documents" shall mean, collectively, the ABL Documents and the Notes Documents. "Loan Party" means each Borrower and each direct or indirect affiliate or shareholder (or equivalent) of each Borrower or any of its affiliates that is now or hereafter becomes a party to any ABL Document or any Notes Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. "Notes Agreement" means the collective reference to (a) the Existing Notes Agreements, (b) any Additional Notes Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Notes Agreements, any Additional Notes Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Notes Agreement hereunder (a "Replacement Notes Agreement"). Any reference to the Notes Agreement hereunder shall be deemed a reference to any Notes Agreement then extant. "Notes Cap" means, as of any date of determination, the result of: (a) the sum of (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities, and other amounts accrued or charged with respect to any of the Notes Obligations (other than Excess Notes Obligations) as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Notes Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding): (i) $27,500,000, plus (ii) after the commencement of an Insolvency Proceeding, $2,500,000, minus (b) the aggregate amount of all payments of the principal amount of the Notes Obligations under the Notes Agreement (other than payments of such Notes Obligations in connection with a refinancing permitted hereunder or payments in connection with a "roll-up" during any Insolvency Proceeding). "Notes Collateral" means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted to any Notes Secured Party as security for any Notes Obligation. Notwithstanding anything to the contrary in the Notes Documents, none of the Notes Obligations may be secured by a Lien on any ABL Exclusive Collateral "Notes Creditors" means the "Holders" and the "Secured Parties", each as defined in the Notes Agreement. "Notes Default" means any "Event of Default", as such term is defined in any Notes Document.

-10- "Notes DIP Financing" has the meaning set forth in Section 5.2(b). "Notes Documents" means each Notes Agreement, each Notes Security Document, each Notes Guarantee and each other "Transaction Document" as defined in the Notes Agreement. "Notes Guarantee" means any guarantee by any Loan Party of any or all of the Notes Obligations. "Notes Lien" means any Lien created by the Notes Security Documents. "Notes Obligations" means (a) all principal of and interest (including without limitation any Post- Petition Interest) and premium (if any) on all indebtedness under the Notes Agreement or any Notes DIP Financing by the Notes Creditors, and (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Notes Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Notes Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Notes Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. "Notes Obligations Payment Date" means the first date on which (a) the Notes Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full or converted to equity interests in Daktronics (or any parent company thereof) in accordance with the terms of the Note Agreement (as in effect on the date hereof), (b) all commitments to purchase Notes or any other notes or to otherwise extend credit under the Notes Documents have been terminated, and (c) so long as the ABL Obligations Payment Date shall not have occurred, the Notes Representative has delivered a written notice to the ABL Representative stating that the events described in clauses (a) and (b) have occurred to the satisfaction of the Notes Secured Parties. "Notes Priority Collateral" means all of each and every Loan Party’s right, title, and interest in and to the following types of property of such Loan Party, wherever located and whether now owned by such Loan Party or hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute Notes Priority Collateral) but excluding any ABL Exclusive Collateral: (1) all Pledged Shares; (2) all Intellectual Property; (3) except to the extent constituting ABL Priority Collateral, all contracts, documents of title, and other Documents; (4) except to the extent constituting ABL Priority Collateral, all guaranties, contracts of suretyship, insurance, Letters of Credit, Letter of Credit Rights, security and other credit enhancements (including repurchase agreements), and Supporting Obligations; (5) all Equipment; (6) all claims under policies of insurance and all proceeds of insurance, in each case, payable by reason of loss or damage to, arising from or otherwise relating to any Notes Priority Collateral,

-11- (7) all other Notes Collateral not constituting ABL Priority Collateral; (8) all accessions to, substitutions for and replacements of the foregoing, together with all books and records related thereto; and (9) to the extent not otherwise included, all Proceeds (including without limitation, all insurance proceeds), Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing. "Notes Priority Obligations" means all Notes Obligations other than any Excess Notes Obligations. "Notes Representative" has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Notes Agreement, the Notes Representative shall be the Person identified as such in such Agreement. "Notes Secured Parties" means the Notes Representative, the Notes Creditors and any other holders of the Notes Obligations. "Notes Security Documents" means the "Security Documents" as defined in the Notes Agreement and any documents that are designated under the Notes Agreement as "Notes Security Documents" for purposes of this Agreement. "Patent License" means all agreements granting any right in, to, or under Patents (whether any Loan Party is licensee or licensor thereunder). "Patents" means all United States and foreign patents and certificates of invention, or similar industrial property rights, now or hereafter in force, and with respect to any and all of the foregoing, (a) all applications therefore, (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (c) all rights corresponding thereto throughout the world, (d) all inventions and improvements described therein, (e) all rights to sue for past, present and future infringements thereof, (f) all licenses, claims, damages, and proceeds of suit arising therefrom, and (g) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other disposition thereof. "Person" means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof. “Pledged Shares” means any Equity Interests of any Loan Party, any Subsidiary thereof, or any other Person, to the extent, in each case, constituting part of the Collateral. "Post-Petition Interest" means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding. "Priority Collateral" means the ABL Priority Collateral or the Notes Priority Collateral. "Proceeds" means (a) all "proceeds," as defined in Article 9 of the Uniform Commercial Code, with respect to the Common Collateral, and (b) whatever is recoverable or recovered when any Common Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

-12- "Real Property" means any right, title or interest in and to (a) any land, buildings, structures and other improvements, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy land, buildings, structures or other improvements, including any right arising by contract, and (b) all mineral, oil, and gas rights and royalties and profits therefrom, all water and water rights and shares of stock pertaining to water and water rights, and all sewers, pipes, conduits, wires and other facilities furnishing utility or services to any real property. "Receivables" means all of the following now owned or hereafter arising or acquired assets of any Loan Party: (a) all Accounts; (b) all amounts at any time payable to any Loan Party in respect of the sale or other Disposition of any Account; (c) all interest, fees, late charges, penalties, collection fees, and other amounts due or to become due or otherwise payable in connection with any Account; (d) all Payment Intangibles; (e) all tax refunds and related tax payments, (f) all amounts at any time payable to any Loan Party by any other Loan Party or any affiliate of any Loan Party and (g) all other contract rights, Chattel Paper, Instruments, or other forms of rights to payment, in each case of the items set forth in this subclause (g), arising from the sale, lease, or other Disposition of any ABL Priority Collateral, the licensing of any ABL Priority Collateral, the rendition of services, or otherwise related to any ABL Priority Collateral of a Loan Party (including, choses in action, causes of action, or other rights and claims against carriers or shippers, rights to indemnification, and identifiable proceeds thereof, casualty or similar types of insurance, in each case relating to ABL Priority Collateral and Proceeds thereof). "Refinance" means, in respect of any indebtedness, to refinance, extend, renew, supplement, restructure, replace, refund, or repay, or to issue other indebtedness in exchange or replacement for such indebtedness, in whole or in part, whether with the same or different lenders, arrangers, or agents. "Refinanced" and "Refinancing" shall have correlative meanings. "Related Parties" means, with respect to any specified Person, such Person's affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person's affiliates. "Replacement ABL Agreement" has the meaning set forth in the definition of "ABL Agreement." "Replacement Notes Agreement" has the meaning set forth in the definition of "Notes Agreement." "Secured Obligations" shall mean the ABL Obligations and the Notes Obligations. "Secured Parties" means the ABL Secured Parties and the Notes Secured Parties. "Security Documents" means, collectively, the ABL Security Documents and the Notes Security Documents. "Senior Collateral" shall mean with respect to any Senior Secured Party, any Collateral on which it has a Senior Lien. "Senior Documents" shall mean, collectively, with respect to any Senior Obligation, any provision pertaining to such Senior Obligation in any Loan Document or any other document, instrument or certificate evidencing or delivered in connection with such Senior Obligation. "Senior Liens" shall mean (a) with respect to the ABL Priority Collateral, all Liens securing the ABL Priority Obligations (and, with respect to the ABL Exclusive Collateral, all Liens securing the ABL Obligations) and (b) with respect to the Notes Priority Collateral, all Liens securing the Notes Priority Obligations.

-13- "Senior Obligations" shall mean (a) with respect to any ABL Priority Collateral, all ABL Priority Obligations and (b) with respect to any Notes Priority Collateral, all Notes Priority Obligations. "Senior Obligations Payment Date" shall mean (a) with respect to ABL Obligations, the ABL Obligations Payment Date and (b) with respect to any Notes Obligations, the Notes Obligations Payment Date. "Senior Representative" shall mean (a) with respect to any ABL Priority Collateral, the ABL Representative and (b) with respect to any Notes Priority Collateral, the Notes Representative. "Senior Secured Parties" shall mean (a) with respect to the ABL Priority Collateral, all ABL Secured Parties and (b) with respect to the Notes Priority Collateral, all Notes Secured Parties. "Senior Security Documents" shall mean with respect to any Senior Secured Party, the Security Documents that secure the Senior Obligations. "Standstill Notice” means the delivery of a notice by the Junior Representative notifying the Senior Representative of a Junior Lien Default. “Standstill Period” means the period commencing on the date of a Junior Lien Default under the Junior Documents and ending upon the date which is the earlier of (a) 150 days after the Senior Representative has received the Standstill Notice from the Junior Lien Representative and (b) the Senior Obligations Payment Date. "Swap Obligations" means, with respect to any Loan Party and its subsidiaries, any obligations of such Loan Party or such subsidiary owed to any ABL Secured Party (or any of its affiliates) in respect of any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions. "Trade Secret Licenses" means any and all agreements granting any right in or to Trade Secrets (whether a Loan Party is licensee or licensor thereunder). "Trade Secrets" means all trade secrets and all other confidential or proprietary information and know-how, whether or not reduced to a writing or other tangible form, now or hereafter in force, owned or used in, or contemplated at any time for use in, the business of any Loan Party, including with respect to any and all of the foregoing: (a) all documents and things embodying, incorporating, or referring in any way thereto, (b) all rights to sue for past, present and future infringement thereof, (c) all licenses, claims, damages, and proceeds of suit arising therefrom, and (d) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other dispositions thereof. "Trademark Licenses" means any and all agreements granting any right in or to Trademarks (whether a Loan Party is licensee or licensor thereunder). "Trademarks" means all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, Internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, now or hereafter in force, and, with respect to any and all of the foregoing: (a) all registrations and applications therefor, (b) the goodwill of the business symbolized thereby, (c) all rights corresponding thereto throughout the world, (d) all rights to sue for past, present and

-14- future infringement or dilution thereof or for any injury to goodwill, (e) all licenses, claims, damages, and proceeds of suit arising therefrom, and (f) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license assignment or other disposition thereof. "Unasserted Contingent Obligations" shall mean, at any time, ABL Obligations or Notes Obligations, as applicable, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any ABL Obligation or Notes Obligation, as applicable, and (b) with respect to ABL Obligations contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of ABL Obligations or Notes Obligations, as applicable, for indemnification, no notice for indemnification has been issued by the indemnitee) at such time. "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction. 1.3 Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any definition of, or reference to, ABL Collateral or Notes Collateral herein shall not be construed as referring to any amounts recovered by a Loan Party, as a debtor in possession, or a trustee for the estate of a Loan Party, under Section 506(c) of the Bankruptcy Code;. SECTION 2. Lien Priority. 2.1 Lien Subordination. Notwithstanding the date, time, method, manner, or order of grant, attachment, or perfection of any Liens in the Collateral securing the Notes Obligations or of any Liens in the Collateral securing the ABL Obligations (including, in each case, notwithstanding whether any such Lien is granted (or secures indebtedness relating to the period) before or after the commencement of any Insolvency Proceeding) and notwithstanding any contrary provision of the UCC or any other applicable law, the Notes Documents or the ABL Documents or any defect or deficiencies in, or failure to attach or perfect, the Liens securing the Notes Obligations or the ABL Obligations, or any other circumstance whatsoever, each ABL Representative and Notes Representative hereby agree that:: (a) any Lien with respect to the ABL Priority Collateral securing any ABL Priority Obligations, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, any of the ABL Secured Parties or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be senior in all respects and

-15- prior to any Lien with respect to the ABL Priority Collateral securing (A) any Notes Obligations or (B) any Excess ABL Obligations; (b) any Lien with respect to the ABL Priority Collateral securing any Notes Priority Obligations, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, any of the Notes Secured Parties or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be (A) junior and subordinate in all respects to all Liens with respect to the ABL Priority Collateral securing any ABL Priority Obligations, and (B) senior in all respects and prior to any Lien with respect to the ABL Priority Collateral securing any Excess ABL Obligations or any Excess Notes Obligations; (c) any Lien on the ABL Priority Collateral securing the Excess ABL Obligations shall be (A) junior and subordinate in all respects to any Lien on the ABL Priority Collateral securing the Notes Priority Obligations, and (B) senior in all respects and prior to any Lien on the ABL Priority Collateral securing any Excess Notes Obligations; (d) any Lien with respect to the Notes Priority Collateral securing any Notes Priority Obligations, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, any of the Notes Secured Parties or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien with respect to the Notes Priority Collateral securing (A) any ABL Obligations or (B) any Excess Notes Obligations; (e) any Lien with respect to the Notes Priority Collateral securing any ABL Priority Obligations, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, any of the ABL Secured Parties or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be (A) junior and subordinate in all respects to all Liens with respect to the Notes Priority Collateral securing any Notes Priority Obligations, and (B) senior in all respects and prior to any Lien with respect to the Notes Priority Collateral securing any Excess ABL Obligations or any Excess Notes Obligations; (f) any Lien on the Notes Priority Collateral securing the Excess Notes Obligations shall be (A) junior and subordinate in all respects to any Lien on the Notes Priority Collateral securing the ABL Priority Obligations, and (B) senior in all respects and prior to any Lien on the Notes Priority Collateral securing any Excess ABL Obligations; and (g) any Lien with respect to the ABL Exclusive Collateral securing any ABL Obligations now or hereafter held by or on behalf of, or created for the benefit of, any of ABL Representative or any other ABL Secured Party or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects to any Liens with respect to the ABL Exclusive Collateral securing (or purporting to secure) any Notes Obligations and, unless otherwise agreed to by ABL Representative, any Lien on such ABL Exclusive Collateral securing (or purporting to secure) the Notes Obligations shall be automatically and unconditionally released by the Notes Representative and the Notes Secured Parties without further consent or action by any Person. 2.2 Prohibition on Contesting Liens. In respect of any Collateral, the Junior Representative, on behalf of each Junior Secured Party, in respect of such Collateral agrees that it shall not, and hereby waives any right to:

-16- (a) contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the extent, priority, validity, attachment, perfection or enforceability of any Senior Lien on such Collateral; or (b) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Collateral or the Senior Liens on such Collateral, except to the extent that such rights are expressly granted in this Agreement. 2.3 Nature of Obligations. The Notes Representative on behalf of itself and the other Notes Secured Parties acknowledges that a portion of the ABL Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that, subject to the terms of Section 6(a), the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Notes Secured Parties and without affecting the provisions hereof. The ABL Representative on behalf of itself and the other ABL Secured Parties acknowledges that, subject to the terms of Section 6(b), Notes Obligations may be replaced or refinanced without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof. The Lien Priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Notes Obligations, or any portion thereof. 2.4 No New Liens. (a) Until the ABL Obligations Payment Date, no Notes Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Notes Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein. If any Notes Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any Notes Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein, then the Notes Representative (or the relevant Notes Secured Party) shall, without the need for any further consent of any other Notes Secured Party and notwithstanding anything to the contrary in any other Notes Document be deemed to also hold and have held such lien for the benefit of the ABL Representative as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Representative in writing of the existence of such Lien. (b) Until the Notes Obligations Payment Date, except with respect to the ABL Exclusive Collateral, no ABL Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Notes Representative under the Notes Documents, subject to the Lien Priority set forth herein. Except with respect to the ABL Exclusive Collateral, if any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation (other than the ABL Exclusive Collateral) which assets are not also subject to the Lien of the Notes Representative under the Notes Documents, subject to the Lien Priority set forth herein, then the ABL Representative (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of the Notes Representative as security for the Notes Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Notes Representative in writing of the existence of such Lien. 2.5 [Reserved]

-17- 2.6 Agreements Regarding Actions to Perfect Liens. (a) Each of the ABL Representative and the Notes Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or "control" (as defined in the Uniform Commercial Code) over Common Collateral pursuant to the ABL Security Documents or the Notes Security Documents, as applicable, such possession or control is also for the benefit of the Notes Representative and the other Notes Secured Parties or the ABL Representative and the other ABL Secured Parties, as applicable, solely to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the ABL Representative or the Notes Representative (or any third party acting on either such Person's behalf) with respect to such Common Collateral or provide the Notes Representative, any other Notes Secured Party, the ABL Representative or any other ABL Secured Party, as applicable, with any rights with respect to such Common Collateral beyond those specified in this Agreement, the ABL Security Documents and the Notes Security Documents, as applicable, provided that subsequent to the occurrence of the ABL Obligations Payment Date (so long as the Notes Obligations Payment Date shall not have occurred), the ABL Representative shall (i) deliver to the Notes Representative, at the Loan Parties' sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Notes Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; provided, further, that subsequent to the occurrence of the Notes Obligations Payment Date (so long as the ABL Obligations Payment Date shall not have occurred), the Notes Representative shall (A) deliver to the ABL Loan Representative, at the Loan Parties' sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the ABL Documents or (B) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Notes Secured Parties and shall not impose on the ABL Secured Parties or the Notes Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party. SECTION 3. Enforcement Rights. 3.1 Exclusive Enforcement. (a) Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Senior Secured Parties shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Senior Collateral, without any consultation with or consent of any Junior Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the Senior Documents, the Senior Representative and the other Senior Secured Parties may take and continue any Enforcement Action with respect to the Senior Obligations and the Senior Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the Senior Documents. (b) If, after the expiration of a Standstill Period, a Junior Lien Default under the Junior Documents has occurred and is continuing, the Junior Representative may initiate an Enforcement Action with respect to the Junior Collateral (it being understood that if at any time after the delivery of a Standstill Notice that commences a Standstill Period, all Junior Lien Defaults have been waived or cured in accordance therewith, the Junior Secured Parties or Junior Representative, as applicable, may not exercise any remedies available to the Junior Lien Secured Parties until the passage of a new Standstill Period commenced by a new Standstill Notice relative to the occurrence of a new Junior Lien Default that had not occurred as of the date of the delivery of the earlier Standstill Notice). Notwithstanding anything in the preceding sentence to the contrary, (x) in no event shall the Junior Representative or Junior Secured Parties,

-18- as applicable, initiate an Enforcement Action if, notwithstanding the expiration of the Standstill Period, the Senior Representative or Senior Secured Parties, as applicable, shall have commenced prior to the expiration of the Standstill Period (or thereafter but prior to the commencement of any Enforcement Action by the Junior Representative or Junior Secured Party, as applicable, with respect to all or any material portion of the Collateral) and be diligently pursuing in good faith the exercise of any remedies available thereto with respect to all or any material portion of the Senior Collateral and (y) prior to taking any such Enforcement Action with respect to the Junior Collateral, Junior Representative shall give Senior Representative not less than 10 Business Days (but not more than 15 Business Days) prior written notice of the intention of Junior Representative to exercise such Enforcement Action, including specifying the Enforcement Action that it intends to exercise, which notice may be sent prior to the end of the Standstill Period. 3.2 Standstill and Waivers. Each Junior Representative, on behalf of itself and the other Junior Secured Parties, agrees that, until the Senior Obligations Payment Date has occurred, but subject to Section 3.1(b) and the proviso set forth in Section 5.1: (a) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien on any Senior Collateral that secures any Junior Obligation pari passu with or senior to, or to give any Junior Secured Party any preference or priority relative to, the Liens on the Senior Collateral securing the Senior Obligations; (b) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Senior Collateral by any Senior Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the Senior Collateral by or on behalf of any Senior Secured Party; (c) they have no right to (i) direct either the Senior Representative or any other Senior Secured Party to exercise any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents in respect of the Senior Collateral or (ii) consent or object to the exercise by the Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents with respect to the Senior Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior lien creditor in respect of the Senior Collateral or otherwise, they hereby irrevocably waive such right); (d) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Senior Secured Party shall be liable for, any action taken or omitted to be taken by any Senior Secured Party with respect to the Senior Collateral or pursuant to the Senior Documents in respect of the Senior Collateral; (e) they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Senior Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Senior Collateral; and (f) they will not seek, and hereby waive any right, to have the Senior Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Senior Collateral.

-19- Notwithstanding anything herein to the contrary, nothing herein shall prohibit the Notes Creditors from exercising any rights to conversion of the Notes Obligations to equity obligations pursuant to the terms of the Notes Documents (as in effect on the date hereof). Further noting in this Section 3.2 shall be construed to prevent or impair the right of a Junior Representative to enforce this Agreement or their respective rights hereunder 3.3 Junior Lien Permitted Action. Notwithstanding anything to the contrary in this Section, each Junior Representative, on behalf of itself and the other Junior Secured Parties, may: (a) take any action (not adverse to the priority status of the Liens on the Collateral securing the Senior Debt, or the rights of the Senior Secured Parties to undertake Enforcement Actions with respect to the Collateral) in order to create or perfect its Lien in and to the Collateral; (b) if an Insolvency Proceeding has been commenced by or against any Loan Party, file a proof of claim, as further provided for in Section 5.1. (c) file any necessary responsive or defensive pleadings, to the extent provided for in Section 5.1; (d) vote on any plan of reorganization and make any filings and, motions and objections that are, in each case, to the extent provided for in Section 5.7; (e) join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Collateral initiated by the Senior Representative to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay or otherwise interfere with an Enforcement Action by the Senior Representative; (f) take Enforcement Actions after the expiration of the Standstill Period if and to the extent specifically permitted by Section 3.1; (g) bid for or purchase Collateral at any public, private, or judicial foreclosure upon such Collateral initiated by any Senior Representative or Senior Secured Party or, to the extent done in accordance with Section 3.1(a), or any sale of Collateral during an Insolvency Proceeding; provided, that such bid may not include a “credit bid” in respect of any Junior Lien unless the net proceeds of such bid are otherwise sufficient to cause the Senior Obligations Payment Date and are actually applied to cause the Senior Obligations Payment Date, in each case, at the initial closing of such bid; (h) accelerate any Junior Obligations in accordance with the provisions of the Junior Documents; (i) seek adequate protection during an Insolvency Proceeding to the extent expressly permitted by Section 5.3; (j) take any non-judicial procedural actions that may be required or desired as a precondition to acceleration or relating to preservation of rights (such as giving a notice of default or reservation of rights (including reservation of acceleration rights)); (k) impose the default rate of interest up to a rate permitted pursuant to the terms of this Agreement;

-20- (l) take any action to enforce the terms of any subordination agreement with respect to any indebtedness or other obligation that is subordinated to the Junior Debt; (m) take any action to seek and obtain specific performance or injunctive relief to compel any Loan Party to comply with (or not violate or breach) an obligation under the Junior Documents, so long as it is not accompanied by a claim for monetary damages; (n) take any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a compulsory cross-claim or counterclaim against any Loan Party; and (o) exercising any rights to conversion of the Junior Obligations to equity obligations pursuant to the terms of the Junior Documents, if applicable. 3.4 Judgment Creditors. (a) In the event that any Notes Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Liens and the ABL Obligations) to the same extent as all other Liens securing the Notes Obligations are subject to the terms of this Agreement. (b) In the event that any ABL Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Notes Liens and the Notes Obligations) to the same extent as all other Liens securing the ABL Obligations are subject to the terms of this Agreement. 3.5 Rights as Unsecured Creditors. The Junior Representative and the Junior Secured Parties may exercise rights and remedies as unsecured creditors against the Loan Parties in accordance with the terms of the Junior Documents and applicable law so long as such exercise is not inconsistent with any express provision of this Agreement. Except as expressly set forth herein, nothing in this Agreement shall prohibit the receipt by any Junior Representative or any Junior Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Junior Documents. 3.6 Cooperation; Sharing of Information and Access. (a) The Notes Representative, on behalf of itself and the other Notes Secured Parties, agrees that each of them shall take such actions as the ABL Representative shall request in connection with the exercise by the ABL Secured Parties of their rights set forth herein in respect of the ABL Priority Collateral. The ABL Representative, on behalf of itself and the other ABL Secured Parties, agrees that each of them shall take such actions as the Notes Representative shall request in connection with the exercise by the Notes Secured Parties of their rights set forth herein in respect of the Notes Priority Collateral. (b) In the event that the ABL Representative shall, in the exercise of its rights under the ABL Security Documents (other that in connection with the exercise of its rights in respect of the ABL Exclusive Collateral) or otherwise, receive possession or control of any books and Records of any Loan Party which contain information identifying or pertaining to the Notes Priority Collateral, the ABL Representative shall promptly notify the Notes Representative of such fact and, upon request from the Notes Representative and as promptly as practicable thereafter, either make available to the Notes Representative such books and Records for inspection and duplication or provide to the Notes Representative copies

-21- thereof. In the event that the Notes Representative shall, in the exercise of its rights under the Notes Security Documents or otherwise, receive possession or control of any books and records of any Loan Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Notes Representative shall promptly notify the ABL Representative of such fact and, upon request from the ABL Representative and as promptly as practicable thereafter, either make available to the ABL Representative such books and records for inspection and duplication or provide the ABL Representative copies thereof. (c) If the Notes Representative, or any agent or representative of the Notes Representative, or any receiver, shall, after the commencement of any Enforcement Action, obtain possession or physical control of any of the Notes Priority Collateral, the Notes Representative shall promptly notify the ABL Representative in writing of that fact, and the ABL Representative shall, within ten Business Days thereafter, notify the Notes Representative in writing as to whether the ABL Representative desires to exercise access rights under this Agreement. In addition, if the ABL Representative, or any agent or representative of the ABL Representative, or any receiver, shall obtain possession or physical control of any of the Notes Priority Collateral in connection with an Enforcement Action, then the ABL Representative shall promptly notify the Notes Representative that the ABL Representative is exercising its access rights under this Agreement and its rights under this Section 3.6 under either circumstance. Upon delivery of such notice by the ABL Representative to the Notes Representative, the parties shall confer in good faith to coordinate with respect to the ABL Representative's exercise of such access rights, with such access rights to apply to any item of Notes Priority Collateral access to which is reasonably necessary to enable the ABL Representative during normal business hours to convert ABL Priority Collateral consisting of raw materials and work-in-process into saleable finished goods and/or to transport such ABL Priority Collateral to a point where such conversion can occur, to otherwise prepare ABL Priority Collateral for sale and/or to arrange or effect the sale of ABL Priority Collateral, all in accordance with the manner in which such matters are completed in the ordinary course of business. Consistent with the definition of "Access Period," access rights will apply to differing items of Notes Priority Collateral at differing times, in which case, a differing Access Period will apply to each such items. During any pertinent Access Period, the ABL Representative and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use (but otherwise at the expense of the Loan Parties), the relevant item the Notes Priority Collateral for the purposes described above; provided, that for Intellectual Property such right to use shall be a royalty-free non-exclusive license (which will be binding on any successor assignee of the Intellectual Property) to use any and all Intellectual Property in connection with any Enforcement Action by the ABL Representative with respect to ABL Priority Collateral; provided further that any royalty-free, rent-free, non-exclusive license and lease granted in the preceding clause shall immediately expire upon the sale, lease, transfer or other disposition of all such ABL Priority Collateral. The ABL Representative shall take proper and reasonable care under the circumstances of any Notes Priority Collateral that is used by the ABL Representative during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by the ABL Representative or its agents, representatives or designees and the ABL Representative shall comply with all applicable laws in all material respects in connection with its use or occupancy or possession of the ABL Priority Collateral. The ABL Representative and the Notes Representative shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of Notes Representative to show the Notes Priority Collateral to prospective purchasers and to ready the Notes Priority Collateral for sale. Consistent with the definition of the term "Access Period," if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Representative from exercising any of its rights hereunder, then the Access Period granted to the ABL Representative under this Section 3.6 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.6. The Notes Representative shall not foreclose or otherwise sell, remove or dispose of any of the Notes Priority Collateral during the Access Period with respect to such Collateral if such Collateral is reasonably

-22- necessary to enable the ABL Representative to convert, transport or arrange to sell the ABL Priority Collateral as described above. 3.7 No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.8 hereof, if any ABL Secured Party or Notes Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any ABL Secured Party or Notes Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Notes Secured Party. 3.8 Actions Upon Breach. (a) If any ABL Secured Party or Notes Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the ABL Representative or the Notes Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party or Notes Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party. (b) Should any ABL Secured Party or Notes Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any ABL Secured Party or Notes Secured Party (in its own name or in the name of the relevant Loan Party), as applicable, or the relevant Loan Party, may obtain relief against such ABL Secured Party or Notes Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the ABL Representative on behalf of each ABL Secured Party and the Notes Representative on behalf of each Notes Secured Party that (i) the ABL Secured Parties' or Notes Secured Parties', as applicable, damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Notes Secured Party or ABL Secured Party, as applicable, waives any defense that the Loan Parties and/or the Notes Secured Parties and/or ABL Secured Parties, as applicable, cannot demonstrate damage and/or be made whole by the awarding of damages. SECTION 4. Application of Proceeds of Senior Collateral; Dispositions and Releases of Lien; Notices and Insurance. 4.1 Application of Proceeds. (a) Application of Proceeds of ABL Priority Collateral. The ABL Representative and Notes Representative hereby agree that (x) all ABL Exclusive Collateral, and all Proceeds thereof received by either of them in connection with the sale or Disposition of ABL Exclusive Collateral in connection with any Enforcement Action or during any Insolvency Proceeding shall be turned over to ABL Representative for application to the ABL Obligations in accordance with the ABL Documents and (y) all ABL Priority Collateral (other than ABL Exclusive Collateral), and all Proceeds thereof, received by either of them in connection with the collection, sale or Disposition of Senior Collateral (other than the collection of ABL Priority Collateral in the ordinary course of business) in connection with an Enforcement Action or during any Insolvency Proceeding shall be applied, (i) first, to the payment of costs and expenses (including reasonable attorneys' fees and expenses and court costs) of the ABL Representative in connection with such Enforcement Action,

-23- (ii) second, to the payment of the ABL Priority Obligations in accordance with the ABL Documents until the ABL Obligations Payment Date, (iii) third, to the payment of the Notes Priority Obligations in accordance with the terms the Notes Documents until the Notes Obligations Payment Date, (iv) fourth, to the payment of any Excess ABL Obligations in accordance with the ABL Documents until indefeasibly paid in full in cash, (v) fifth, to the payment of any Excess Notes Obligations in accordance with the Notes Documents until indefeasibly paid in full in cash, and (vi) sixth, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. (b) Application of Proceeds of Notes Priority Collateral. The Notes Representative and ABL Representative hereby agree that all Notes Priority Collateral, and all Proceeds thereof, received by either of them in connection with the collection, sale or Disposition of Notes Priority Collateral in connection with an Enforcement Action or during any Insolvency Proceeding shall be applied, (i) first, to the payment of costs and expenses (including reasonable attorneys' fees and expenses and court costs) of the Notes Representative in connection with such Enforcement Action, (ii) second, to the payment of the Notes Priority Obligations in accordance with the Notes Documents until the Notes Obligations Payment Date, (iii) third, to the payment of the ABL Priority Obligations in accordance with the terms the ABL Documents until the ABL Obligations Payment Date, (iv) fourth, to the payment of any Excess Notes Obligations in accordance with the Notes Documents until indefeasibly paid in full in cash, (v) fifth, to the payment of any Excess ABL Obligations in accordance with the ABL Documents until indefeasibly paid in full in cash, and (vi) sixth, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. (c) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the Senior Representative shall have no obligation or liability to the Junior Representative or to any Junior Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement. (d) Segregation of Collateral. Until the occurrence of the Senior Obligations Payment Date, any Senior Collateral that may be received by any Junior Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Senior Representative, for the benefit of the Senior Secured Parties, in the same form as received, with any necessary endorsements, and each Junior Secured Party hereby authorizes the Senior Representative to make any such endorsements as agent for the Junior Representative (which authorization, being coupled with an interest, is irrevocable).

-24- (e) Disposition of ABL Priority Collateral and Notes Priority Collateral. Notwithstanding anything contained in this Agreement to the contrary, in the event of any Disposition or series of related Dispositions that includes (i) the Equity Interests issued by a Loan Party that has an interest in any ABL Priority Collateral, or (ii) ABL Priority Collateral and Notes Priority Collateral, then solely for purposes of this Agreement, unless otherwise agreed by ABL Representative and Notes Representative, the proceeds of any such Disposition shall be allocated to the ABL Priority Collateral in an amount not less than the sum of (A) the book value determined in accordance with GAAP, but not less than cost, of any ABL Priority Collateral consisting of Inventory that is the subject of such Disposition (or, in the case of a Disposition of Equity Interests issued by a Loan Party, any ABL Priority Collateral consisting of Inventory in which such Loan Party has an interest), determined as of the date of such Disposition, (B) the book value determined in accordance with GAAP of any ABL Priority Collateral consisting of Accounts that are the subject of such Disposition (or, in the case of a Disposition of Equity Interests issued by a Loan Party, any ABL Priority Collateral consisting of Accounts in which such Loan Party has an interest), determined as of the date of such Disposition, and (C) the fair market value of all other ABL Priority Collateral that is the subject of such Disposition (or, in the case of a Disposition of Equity Interests issued by a Loan Party, any other ABL Priority Collateral in which such Loan Party has an interest). 4.2 Releases of Liens. (a) Each Senior Representative shall have the exclusive right to make determinations regarding the release or Disposition of any Senior Collateral pursuant to the terms of the Senior Documents or in accordance with the provisions of this Agreement, in each case without any consultation with, consent of, or notice to any of the Junior Secured Parties, subject to Section 4.2(c)(iv). (b) If, in connection with an Enforcement Action by the Senior Representative, such Senior Representative releases any of its Liens on any part of the Senior Collateral (or such Liens are released by operation of law), then the Liens of the Junior Representative on such Senior Collateral, shall be automatically, unconditionally, and simultaneously released, subject to Section 4.2(c)(iv). (c) If, in connection with any Disposition of any Senior Collateral permitted under the terms of the Senior Documents as in effect as of the date hereof, Senior Representative releases any of its Liens on the portion of the Senior Collateral that is the subject of such Disposition, other than a release of the Senior Lien due to the occurrence of the Senior Obligations Payment Date, then the Liens of Junior Representative on such Senior Collateral shall be automatically, unconditionally, and simultaneously released, subject to Section 4.2(c)(iv). (d) In the event of any private or public Disposition of all or any material portion of the Senior Collateral by one or more Loan Parties with the consent of Senior Representative after the occurrence and during the continuance of an "Event of Default" under the Senior Documents, which Disposition is conducted by such Loan Parties with the consent of Senior Representative in connection with good faith efforts by Senior Representative to collect the Senior Obligations through the Disposition of the Senior Collateral (any such Disposition, a "Default Disposition"), then the Liens of Junior Representative on such Senior Collateral shall be automatically, unconditionally, and simultaneously released so long as (i) Senior Representative also releases its Liens on such Senior Collateral, and (ii) the net cash proceeds of any such Default Disposition are applied in accordance with Sections 4.1(a) and (b) (as if they were proceeds received in connection with an Enforcement Action) (it being understood and agreed that all Liens of Notes Representative on the ABL Exclusive Collateral shall be automatically and unconditionally deemed released by Secured Parties as set forth in Section 2.1(b), whether or not the conditions set forth in subclauses (i) and (ii) are satisfied). (e) To the extent that the Liens of the Junior Representative in and to any Senior Collateral are to be released as provided in this Section 4.2 or Section 2.1(g):

-25- (i) Junior Representative shall promptly, upon the written request of Senior Representative, execute and deliver such release documents and confirmations of the authorization to file UCC amendments, in each case, as Senior Representative may reasonably require in connection with such Disposition to evidence and effectuate such release; provided, that any such release or UCC amendment by Junior Representative shall not extend to or otherwise affect any of the rights, if any, of Junior Representative to the proceeds from any such Disposition of any Collateral, (ii) from and after the time that the Liens of the Senior Representative in and to such Senior Collateral are released, Junior Representative shall be automatically and irrevocably deemed to have authorized Senior Representative to file UCC amendments releasing the Senior Collateral subject to such Disposition, (iii) the Junior Secured Parties shall be deemed to have consented under the Junior Documents to such Disposition to the same extent as the consent of the Senior Secured Parties, and (iv) in accordance with the provisions of applicable law, except with respect to the ABL Exclusive Collateral, the Liens of Junior Representative shall automatically attach to any proceeds of any Collateral subject to any such Disposition (with the same priority and validity as such Collateral subject to such Disposition) to the extent not used to repay Senior Obligations. (f) Junior Representative hereby irrevocably constitutes and appoints Senior Representative and any officer or agent of Senior Representative, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of Junior Representative or in Senior Representative's own name, from time to time in Senior Representative's discretion, for the purpose of carrying out the terms of this Section 4.2, to take any and all appropriate action with respect to the Senior Collateral and to execute and deliver any and all documents and instruments with respect thereto that may be necessary to accomplish the purposes of this Section 4.2, including any financing statement amendments or any other endorsements or other instruments of transfer or release with respect to the Senior Collateral. (g) To the extent that the Senior Secured Parties (i) have released any Lien on Senior Collateral or any Loan Party with respect to the Senior Obligations, and any such Liens or obligations are later reinstated, or (ii) obtain any new Liens from any Loan Party, then Junior Representative shall be entitled to obtain a Lien on any such Senior Collateral, subject to the terms (including the lien subordination provisions) of this Agreement (provided, however, in no event will Notes Representative be entitled to obtain a Lien on any ABL Exclusive Collateral (except as provided for in Section 5.4(b))). 4.3 Insurance. (a) Proceeds of Common Collateral include insurance proceeds and therefore the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to ABL Priority Collateral and the Notes Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to Notes Priority Collateral. The ABL Representative shall have the sole and exclusive right, as against the Notes Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Notes Representative shall have the sole and exclusive right, as against the ABL Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Notes Priority Collateral. All proceeds of such insurance shall be remitted to the ABL Representative or the Notes Representative, as the case may be, and each of the Notes Representative and ABL

-26- Representative shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1. (b) Notwithstanding anything contained in this Agreement to the contrary, in the event that any proceeds are derived from any insurance policy that covers ABL Priority Collateral and Notes Priority Collateral, then, solely for the purposes of this Agreement, the allocation of proceeds of such insurance policy shall be allocated to the ABL Priority Collateral in an amount not less than the sum of (A) the book value determined in accordance with GAAP, but not less than cost, of any ABL Priority Collateral consisting of Inventory that is the subject of such loss, determined as of the date of such loss, (B) the book value determined in accordance with GAAP of any ABL Priority Collateral consisting of Accounts that are the subject of such loss, determined as of the date of such loss, and (C) the fair market value of all other ABL Priority Collateral that is the subject of such loss, determined as of the date of such loss. 4.4 Tracing of and Priorities in Proceeds. Prior to an issuance of any Enforcement Notice by a Secured Party (unless a bankruptcy or insolvency ABL Default or Notes Default then exists), any proceeds of Collateral obtained in accordance with the terms of the ABL Documents and the Notes Documents, whether or not deposited under control agreements, which are used by any Grantor to acquire other property which is Collateral shall not (solely as between the Secured Parties) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Payment in Full of ABL Priority Obligations occurs, Notes Representative hereby consents to the application, prior to the receipt by ABL Representative of an Enforcement Notice issued by Notes Representative, of cash or other proceeds of Collateral, deposited under deposit account control agreements to the repayment of ABL Obligations pursuant to the ABL Documents. 4.5 Prepayments. Except as expressly permitted by the ABL Agreement, without the prior written consent of ABL Representative, no Notes Secured Party will take, demand, or receive from any Loan Party any repayment or prepayment of principal (whether optional, voluntary, mandatory, or otherwise or by set-off, redemption, defeasance, or other payment or distribution) with respect to any Notes Obligations. If any such payments are received, at any time before the ABL Obligations Payment Date by one or more of the Notes Secured Parties, they shall be held in trust for the benefit of the ABL Secured Parties and forthwith paid over to ABL Representative. SECTION 5. Insolvency Proceedings. 5.1 Filing of Motions. Until the Senior Obligations Payment Date has occurred, the Junior Representative agrees on behalf of itself and the other Junior Secured Parties that no Junior Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Junior Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Senior Representative (including the validity and enforceability thereof) or any other Senior Secured Party in respect of any Senior Collateral of such Senior Representative and Senior Secured Parties or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Junior Representative may (a) file a proof of claim in an Insolvency Proceeding, and (b) file any necessary responsive or defensive pleadings in opposition of any motion, claim, adversary proceeding, or other pleadings made by any Person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Parties on the Junior Collateral, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Junior Representative imposed hereby.

-27- 5.2 Financing Matters. (a) If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the ABL Obligations Payment Date, and if the ABL Representative or the other ABL Secured Parties desire to consent (or not object) to the use of cash collateral constituting ABL Priority Collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, "ABL DIP Financing"), then the Notes Representative agrees, on behalf of itself and the other Notes Secured Parties, that each Notes Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such ABL DIP Financing on the grounds of a failure to provide "adequate protection" for the Notes Representative's Lien on the Notes Collateral to secure the Notes Obligations or on any other grounds (and will not request any adequate protection solely as a result of such ABL DIP Financing) and (ii) will subordinate (and will be deemed hereunder to have subordinated) the Notes Liens on any ABL Priority Collateral to (A) such ABL DIP Financing on the same terms as the ABL Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) any adequate protection provided to the ABL Secured Parties and (C) any commercially reasonable "carve-out" agreed to by the ABL Representative or the other ABL Secured Parties, so long as (x) the Notes Representative retains its Lien on the Notes Collateral to secure the Notes Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Notes Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such ABL DIP Financing is junior and subordinate to the Lien of the Notes Representative on the Notes Priority Collateral, (y) in the case of ABL DIP Financing, the sum of the outstanding ABL Obligations and such ABL DIP Financing shall not exceed the ABL Cap, and (z) if the ABL Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, and such replacement or adequate protection Lien is on any of the Notes Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the Notes Priority Collateral (the "Term Post-Petition Assets") is junior and subordinate to the Lien in favor of the Notes Representative on the Notes Priority Collateral and (2) the Notes Representative also receives a replacement or adequate protection Lien on such Term Post-Petition Assets of the debtor to secure the Notes Priority Obligations. In no event will any of the ABL Secured Parties seek to obtain a priming or pari passu Lien on any of the Notes Priority Collateral and nothing contained herein shall be deemed to be a consent by Notes Secured Parties to any adequate protection payments using Notes Priority Collateral or the proceeds of any Notes DIP Financing. Notwithstanding anything else in this Section 5.2(a), the Term Representative and Term Secured Parties shall have the right to seek "adequate protection” to the extent expressly permitted in Section 5.4 of this Agreement. (b) If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the Notes Obligations Payment Date, and if the Notes Representative or the other Notes Secured Parties desire to consent (or not object) to the use of cash collateral constituting Notes Priority Collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, "Notes DIP Financing"), then the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that each ABL Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to the use of such cash collateral or such Notes DIP Financing on the grounds of a failure to provide "adequate protection" for the ABL Representative's Lien on the ABL Collateral to secure the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such Notes DIP Financing) and (ii) will subordinate (and will be deemed hereunder to have subordinated) the ABL Liens on any Notes Priority Collateral to (A) such Notes DIP Financing on the same terms as the Notes Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) any adequate protection provided to the Notes Secured Parties and (C) any commercially reasonable "carve-out" agreed

-28- to by the Notes Representative or the other Notes Secured Parties, so long as (x) the ABL Representative retains its Lien on the ABL Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such Notes DIP Financing is junior and subordinate to the Lien of the ABL Representative on the ABL Priority Collateral, (y) in the case of Notes DIP Financing, the sum of the outstanding Notes Obligations and such Notes DIP Financing shall not exceed the Notes Cap and (z) if the Notes Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the Notes Obligations, and such replacement or adequate protection Lien is on any of the ABL Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the ABL Priority Collateral (the "ABL Post-Petition Assets") is junior and subordinate to the Lien in favor of the ABL Representative on the ABL Priority Collateral and (2) the ABL Representative also receives a replacement or adequate protection Lien on such ABL Post-Petition Assets of the debtor to secure the ABL Priority Obligations. In no event will any of the Notes Secured Parties seek to obtain a priming or pari passu Lien on any of the ABL Priority Collateral (other than the ABL Exclusive Collateral) or seek to obtain any Lien on any of the ABL Exclusive Collateral (except as provided for in Section 5.4(b)), and nothing contained herein shall be deemed to be a consent by the ABL Secured Parties to any adequate protection payments using ABL Priority Collateral or the proceeds of any ABL DIP Financing. Notwithstanding anything else in this Section 5.2(b), the ABL Representative and ABL Secured Parties shall have the right to seek "adequate protection” to the extent expressly permitted in Section 5.4 of this Agreement. (c) All Liens granted to the Notes Representative or the ABL Representative in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement. 5.3 Relief From the Automatic Stay. Until the ABL Obligations Payment Date, the Notes Representative agrees, on behalf of itself and the other Notes Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any ABL Priority Collateral, without the prior written consent of the ABL Representative. Until the Notes Obligations Payment Date, the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Notes Priority Collateral, without the prior written consent of the Notes Representative. 5.4 Adequate Protection. (a) The Junior Representative, on behalf of itself and the Junior Secured Parties, agrees that, prior to the Senior Obligations Payment Date, none of them shall contest (or support any other Person contesting) (a) any request by the Senior Representative or any Senior Secured Party for adequate protection of its interest in the Senior Collateral (unless in contravention of Section 5.2(a) or (b), as applicable), or (b) any objection by the Senior Representative or any Senior Secured Party to any motion, relief, action, or proceeding based on a claim by the Senior Representative or any Senior Secured Party that its interests in the Senior Collateral (unless in contravention of Section 5.2 (a) or (b), as applicable) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Senior Representative as adequate protection of its interests are subject to this Agreement; provided, however any ABL Secured Party, solely in its capacity as a Senior Secured Party, may object to adequate protection in the form of cash payments to the extent such payment is sought to be paid from ABL Priority Collateral or the proceeds (or advances in respect) thereof or any ABL DIP Financing and any Notes Secured Party, solely in its capacity as a Senior Secured Party, may object to

-29- adequate protection in the form of cash payments to the extent such payment is sought to be paid from Notes Priority Collateral or the proceeds (or advances in respect) thereof or any Notes DIP Financing, (b) If any Senior Secured Party is granted adequate protection with respect to its rights in the Senior Collateral in the form of an additional or replacement Lien with respect to assets of the type included in such Senior Collateral, then Senior Representative agrees that Junior Representative shall also be entitled to seek, without objection from the Senior Secured Parties, adequate protection in the form of an additional or replacement Lien with respect to the assets that are the subject of the Senior Secured Party’s additional or replacement Lien, which additional or replacement adequate protection Lien of the Junior Representative, if obtained, shall be subordinate to the adequate protection Liens in and to such assets securing the Senior Obligations on the same basis as the other Liens securing the Junior Obligations on the Junior Priority Collateral are subordinated to the Liens on the Priority Collateral securing the Senior Obligations under this Agreement; provided, however, Notes Secured Parties may only seek additional Liens in and to any ABL Exclusive Collateral if such Liens are subordinated to, and in no way seek to prime or receive pari passu treatment with, the Liens the ABL Secured Parties hold in the ABL Exclusive Collateral; (c) No Junior Secured Party may seek adequate protection with respect to its rights in the Senior Collateral except for adequate protection in the form of an additional or replacement Lien in and to existing or future assets of Loan Parties, and Junior Representative further agrees that Senior Representative shall also be entitled to seek, without objection from the Junior Secured Parties, a senior adequate protection Lien in and to such existing or future assets of Loan Parties as security for the Senior Obligations and that any adequate protection Lien in and to the Senior Collateral securing the Junior Obligations shall be subordinated to such senior adequate protection Lien in and to the Senior Collateral securing the Senior Obligations on the same basis as the other Liens securing the Junior Obligations are subordinated to the Liens on the Senior Collateral securing the Senior Obligations under this Agreement; (d) Any adequate protection granted in favor of any Senior Secured Party in the form of a superpriority or other administrative expense claim and any claim in favor of any Senior Secured Party arising under Section 507(b) of the Bankruptcy Code ("Senior 507(b) Claims"), shall be pari passu with the grant of adequate protection in favor of the other Senior Secured Parties in the form of a superpriority or other administrative expense claim and any Senior 507(b) Claims in favor of such other Senior Secured Parties. (e) Any claim arising under Section 507(b) of the Bankruptcy Code in favor of any Junior Secured Party shall be pari passu with the claims arising under Section 507(b) of the Bankruptcy Code in favor of the other Junior Secured Parties (collectively, "Junior 507(b) Claims"), all Junior 507(b) Claims shall be junior and subordinate in right of payment to the Senior 507(b) Claims, and the holders of the Junior 507(b) Claims agree that, in connection with any plan of reorganization in such Insolvency Proceeding, such Junior 507(b) Claims may be paid in any combination of cash, securities, or other property having a present value equal to the amount of such Junior 507(b) Claims as of the effective date of confirmation of such plan. 5.5 Avoidance Issues. If any Senior Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a "Recovery"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise

-30- affect the obligations of the parties hereto. The Junior Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement. 5.6 Asset Dispositions in an Insolvency Proceeding. Each Junior Representative agrees that Junior Secured Parties will consent to (and will be deemed to have consented to), and will not object or oppose, or support, directly or indirectly, any other person seeking to object or oppose, a motion by a Loan Party that is supported by the Senior Representative to Dispose of any of its Senior Collateral free and clear of the Liens of the Junior Representative under Section 363 or Section 1129 of the Bankruptcy Code if (a) the Senior Representative has consented to the sale of such Collateral free and clear of the Liens of the Senior Representative, (b) such motion does not impair, subject to the priorities set forth in this Agreement, the rights of the Junior Secured Parties under Section 363(k) of the Bankruptcy Code (so long as the right of the Junior Secured Parties to offset their claims against the purchase price only arises after the Senior Obligations Payment Date), and (c) either (i) pursuant to court order, the Liens of the Junior Representative attach to the net proceeds of the Disposition with the same priority and validity as the Liens held by such Junior Representative on such Junior Collateral, and the Liens remain subject to the terms of this Agreement, or (ii) the proceeds of the Disposition are applied in accordance with Section 4.1; provided, however, satisfaction of the foregoing conditions in subclauses (a) through (c) shall not be applicable in respect of any Disposition exclusively of any ABL Exclusive Collateral and Notes Representative agrees that it will consent to (and be deemed to have consented to), and will not object or oppose a motion to Dispose of such Collateral free and Clear of the Liens of Notes Representative under Section 363 or Section 1129 of the Bankruptcy Code. 5.7 Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Security Documents and the Notes Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Notes Obligations are fundamentally different from the ABL Obligations and should be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Notes Secured Parties in respect of the Common Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Notes Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Notes Obligation claims against the Loan Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Notes Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Notes Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries. 5.8 Plan of Reorganization. (a) If, in any Insolvency Proceeding involving a Loan Party, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a confirmed plan of reorganization or similar dispositive restructuring plan, both on account of ABL

-31- Obligations and on account of Notes Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the Notes Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. (b) The provisions of Section 1129(b)(1) of the Bankruptcy Code notwithstanding, the Secured Parties agree that they will not propose, support, or vote in favor of any plan of reorganization of a Loan Party that is inconsistent with the priorities or other provisions of this Agreement. 5.9 Other Matters. (a) To the extent that the Senior Representative or any Senior Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Junior Collateral, the Senior Representative agrees, on behalf of itself and the other Senior Secured Parties, not to assert any of such rights without the prior written consent of the Junior Representative; provided that if requested by the Junior Representative, the Senior Representative shall timely exercise such rights in the manner requested by the Junior Representative, including any rights to payments in respect of such rights. (b) The Junior Secured Parties shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. The Junior Secured Parties waive any claim they may hereafter have against any Senior Secured Party arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code. The Junior Secured Parties agree that they will not, directly or indirectly, assert or support the assertion of, and hereby waive any right that they may have to assert or support the assertion of any claim under Section 506(c) or the "equities of the case" exception of Section 552(b) of the Bankruptcy Code as against any Senior Secured Party or with respect to any of the Junior Collateral to the extent securing the Senior Obligations; provided, that nothing herein shall restrict the holder of any debtor in possession financing from having, or seeking to have, such debtor in possession financing repaid, in whole or in part, from the proceeds of the assertion of any claim under Section 506(c) of the Bankruptcy Code. 5.10 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a "subordination agreement" under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding. SECTION 6. Notes Documents and ABL Documents. (a) The ABL Documents may be amended, supplemented, or otherwise modified in accordance with their terms and the ABL Obligations may be Refinanced, in each case without notice to, or the consent of, the Notes Secured Parties, all without affecting the lien subordination or other provisions of this Agreement; provided, that, in the case of a Refinancing, the holders of such Refinancing debt shall have bound themselves (in a writing addressed to Notes Representative) to the terms of this Agreement; provided further, that any such amendment, supplement, modification, or Refinancing shall not, without the prior written consent of Notes Representative (which it shall be authorized to consent to based upon an affirmative vote of the requisite Notes Secured Parties under the terms of Notes Agreement): (i) contravene the provisions of this Agreement; (ii) increase the "Applicable Rate" or similar component of the interest rate by more than 3.00 percentage points per annum (excluding increases resulting from (A) increases in the underlying reference rate not caused by an amendment, supplement, modification or

-32- Refinancing of the ABL Agreement, (B) the application of the pricing grid set forth in the ABL Agreement and (C) the accrual of interest at the default rate; (iii) extend the scheduled final maturity of the ABL Agreement or any Refinancing thereof beyond the scheduled maturity of the Notes Agreement; (iv) modify the mandatory prepayment provisions of the ABL Agreement or any ABL Document in a manner that makes them more restrictive to Grantors except to the extent in connection with a forbearance, waiver or similar amendment under the ABL Documents or in connection with an Enforcement Action; (v) change any covenants, defaults, or events of default under the ABL Agreement or any other ABL Document (including the addition of covenants, defaults, or events of default not contained in the ABL Agreement or other ABL Documents as in effect on the date hereof) to directly restrict any Loan Party from making payments of the Notes Obligations that would otherwise be permitted under the ABL Documents as in effect on the date hereof, or (vi) contractually subordinate the Liens securing the ABL Obligations (other than the Liens on the ABL Exclusive Collateral) except to Liens securing (A) any other ABL Obligations, (B) any ABL DIP Financing and (C) any indebtedness permitted to be senior in right of payment (including by reason of any interest in any ABL Priority Collateral) to the ABL Obligations pursuant to the ABL Agreement as in effect on the date hereof. (b) The Notes Documents may be amended, supplemented, or otherwise modified in accordance with their terms and the Notes Obligations may be Refinanced, in each case without notice to, or the consent of, any of the ABL Secured Parties, all without affecting the lien subordination or other provisions of this Agreement; provided, that, in the case of a Refinancing, the holders of such Refinancing debt shall have bound themselves (in a writing addressed to ABL Representative) to the terms of this Agreement; provided further, that any such amendment, supplement, modification, or Refinancing shall not, without the prior written consent of ABL Representative (which it shall be authorized to consent to based upon an affirmative vote of the requisite ABL Secured Parties under the ABL Agreement): (i) contravene the provisions of this Agreement; (ii) increase the "Interest Rate" or similar component of the interest rate by more than 3.00 percentage points per annum (excluding increases resulting from the accrual of interest at the default rate); (iii) change to earlier dates any dates upon which payments of principal or interest are due thereon or increase the amount of any scheduled payments of principal; (iv) change any covenants, defaults, or events of default under the Notes Agreement or any other Notes Document (including the addition of covenants, defaults, or events of default not contained in the Notes Agreement or other Notes Documents as in effect on the date hereof) to restrict any Loan Party from making payments of the ABL Obligations that would otherwise be permitted under the Notes Documents as in effect on the date hereof; (v) change the repayment, redemption, mandatory prepayment, or defeasance provisions thereof in a manner that makes them more restrictive to Loan Parties;

-33- (vi) permit any Obligor, any equity holder of any Obligor or any affiliate of any Obligor to hold an interest (including a participation interest) in any of the Notes Obligations; or (vii) contractually subordinate the Liens securing the Notes Obligations except to Liens securing (A) any other Notes Obligations, (B) any Notes DIP Financing and (C) any indebtedness permitted to be senior in right of payment (including by reason of any interest in any Notes Priority Collateral) to the Notes Obligations pursuant to the Notes Agreement as in effect on the date hereof; or (viii) grant a Lien on the ABL Exclusive Collateral to secure any of the Notes Obligations. SECTION 7. Purchase Options. 7.1 Notice of Exercise. (a) Upon the occurrence and during the continuance of any of the following events and for a period of 30 days thereafter, all or a portion of the Notes Creditors, acting as a single group, shall have the option during such period upon five (5) Business Days' prior written notice to the ABL Representative to purchase all of the ABL Obligations from the ABL Secured Parties: (i) the acceleration of any ABL Obligations or the termination of all of the commitments to lend under the ABL Agreement, (ii) the commencement of an Enforcement Action by ABL Representative with respect to all or a material portion of the ABL Priority Collateral (other than the ABL Exclusive Collateral), or (iii) the commencement of an Insolvency Proceeding with respect to any Loan Party. Such notice from such Notes Creditors to the ABL Representative shall be irrevocable. (b) Upon the occurrence and during the continuance of any of the following events and for a period of 30 days thereafter, all or a portion of the ABL Creditors, acting as a single group, shall have the option during such period upon five (5) Business Days' prior written notice to the Notes Representative to purchase all of the Notes Obligations from the Notes Secured Parties: (i) the acceleration of any Notes Obligations, (ii) the commencement of an Enforcement Action by Notes Representative with respect to all or a material portion of the Notes Priority Collateral or (iii) the commencement of an Insolvency Proceeding with respect to any Loan Party. Such notice from such ABL Creditors to the Notes Representative shall be irrevocable. 7.2 Purchase and Sale. (a) On the date specified by the relevant Notes Creditors in the notice contemplated by Section 7.1(a) above (which shall not be less than five (5) Business Days, nor more than ten (10) Business Day, after the receipt by the ABL Representative of the notice of the relevant Notes Creditor's election to exercise such option), the ABL Lenders shall sell to the relevant Notes Creditors, and the relevant Notes Creditors shall purchase from the ABL Lenders, the ABL Obligations, provided that, the ABL Representative and the ABL Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the ABL Documents but shall not retain any rights to the security therefor. (b) On the date specified by the relevant ABL Creditors in the notice contemplated by Section 7.1(b) above (which shall not be less than five (5) Business Days, nor more than ten (10) Business Days, after the receipt by the Notes Representative of the notice of the relevant ABL Creditor's election to exercise such option), the Notes Creditors shall sell to the relevant ABL Creditors, and the relevant ABL Creditors shall purchase from the Notes Creditors, the Notes Obligations, provided that, the Notes

-34- Representative, the Notes Representative and the Notes Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the Notes Documents but shall not retain any rights to the security therefor. 7.3 Payment of Purchase Price. Upon the date of such purchase and sale, the relevant Notes Creditors or the relevant ABL Creditors, as applicable, shall (a) pay to the ABL Representative for the benefit of the ABL Lenders (with respect to a purchase of the ABL Obligations) or to the Notes Representative for the benefit of the Notes Creditors (with respect to a purchase of the Notes Obligations) as the purchase price therefor the full amount of all the ABL Obligations or Notes Obligations, as applicable, then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys' fees and legal expenses but specifically excluding any prepayment premium, termination or similar fees), (b) with respect to a purchase of the ABL Obligations, furnish cash collateral to the ABL Representative in a manner and in such amounts as the ABL Representative determines is reasonably necessary to secure the ABL Representative, the ABL Secured Parties, letter of credit issuing banks and applicable affiliates in connection with any issued and outstanding letters of credit, hedging obligations and cash management obligations secured by the ABL Documents, (c) with respect to a purchase of the ABL Obligations, agree to reimburse the ABL Representative, the ABL Secured Parties and letter of credit issuing banks for any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the ABL Obligations, and/or as to which the ABL Representative has not yet received final payment, (d) agree to reimburse the ABL Secured Parties or the Notes Secured Parties, as applicable, and with respect to a purchase of the ABL Obligations letter of credit issuing banks, in respect of indemnification obligations of the Loan Parties under the ABL Documents or the Notes Documents, as applicable, as to matters or circumstances known to the ABL Representative or the Notes Representative, as applicable, at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) to the ABL Secured Parties, the Notes Secured Parties or letter of credit issuing banks, as applicable, and (e) agree to indemnify and hold harmless the ABL Secured Parties or the Notes Secured Parties, as applicable, and with respect to a purchase of the ABL Obligations letter of credit issuing banks, from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations or the Notes Obligations, as applicable, as a direct result of any acts by any Notes Secured Party or any ABL Secured Party, as applicable, occurring after the date of such purchase. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account in New York, New York as the ABL Representative or the Notes Representative, as applicable, may designate in writing for such purpose. 7.4 Limitation on Representations and Warranties. Such purchase shall be expressly made without representation or warranty of any kind by any selling party (or the ABL Representative or the Notes Representative) and without recourse of any kind, except that the selling party shall represent and warrant: (a) the amount of the ABL Obligations or Notes Obligations, as applicable, being purchased from it, (b) that such ABL Secured Party or Notes Secured Party, as applicable, owns the ABL Obligations or Notes Obligations, as applicable, free and clear of any Liens or encumbrances and (c) that such ABL Secured Party or Notes Secured Party, as applicable, has the right to assign such ABL Obligations or Notes Obligations, as applicable, and the assignment is duly authorized. SECTION 8. Reliance; Waivers; etc. 8.1 Reliance. The ABL Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Notes Representative, on behalf of itself and the other Notes Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the ABL Representative and the

-35- other ABL Secured Parties. The Notes Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The ABL Representative, on behalf of itself and the other ABL Secured Parties, expressly waives all notices of the acceptance of and reliance on this Agreement by the Notes Representative and the other Notes Secured Parties. 8.2 No Warranties or Liability. The Notes Representative and the ABL Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other ABL Document or any Notes Document. Except as otherwise provided in this Agreement, the Notes Representative and the ABL Representative will be entitled to manage and supervise the respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate. 8.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the ABL Documents or the Notes Documents. SECTION 9. Obligations Unconditional. All rights, interests, agreements and obligations hereunder of the Senior Representative and the Senior Secured Parties in respect of any Collateral and the Junior Representative and the Junior Secured Parties in respect of such Collateral shall remain in full force and effect regardless of: (a) any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Representative and Senior Secured Parties are not perfected or are voidable for any reason; (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document; (c) any exchange, release or lack of perfection of any Lien on any Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof; (d) the commencement of any Insolvency Proceeding in respect of any Loan Party; or (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any Secured Obligation or of any Junior Secured Party in respect of this Agreement. SECTION 10. Miscellaneous. 10.1 Rights of Subrogation. The Notes Representative, for and on behalf of itself and the Notes Secured Parties, agrees that no payment to the ABL Representative or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Notes Representative or any Notes Secured Party to exercise any rights of subrogation in respect thereof until the ABL Obligations Payment Date. Following the ABL Obligations Payment Date, the ABL Representative agrees to execute such documents, agreements, and instruments as the Notes Representative or any Notes Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations

-36- resulting from payments to the ABL Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Representative are paid by such Person upon request for payment thereof. The ABL Representative, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Notes Representative or any Notes Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Representative or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Notes Obligations Payment Date. Following the Notes Obligations Payment Date, the Notes Representative agrees to execute such documents, agreements, and instruments as the ABL Representative or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Notes Obligations resulting from payments to the Notes Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Notes Representative are paid by such Person upon request for payment thereof. 10.2 Further Assurances. Each of the Notes Representative and the ABL Representative will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Representative or the Notes Representative to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2. 10.3 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Notes Document, the provisions of this Agreement shall govern. 10.4 Continuing Nature of Provisions. Subject to Section 5.5, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the earlier of (a) the ABL Obligations Payment Date and (b) the Notes Obligations Payment Date. This is a continuing agreement and the ABL Secured Parties and the Notes Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof. 10.5 Amendments; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the ABL Representative and the Notes Representative. (b) It is understood that the ABL Representative and the Notes Representative, without the consent of any other ABL Secured Party or Notes Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations ("Additional Debt") of any of the Loan Parties become ABL Obligations or Notes Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes ABL Obligations or Notes Obligations, provided, that such Additional Debt is permitted to be incurred by the ABL Agreement and Notes Agreement then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as ABL Obligations or Notes Obligations, as applicable.

-37- 10.6 Information Concerning Financial Condition of the Loan Parties. Each of the Notes Representative and the ABL Representative hereby assume responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Notes Obligations. The Notes Representative and the ABL Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances (except as otherwise provided in the ABL Documents and Notes Documents). In the event the Notes Representative or the ABL Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation to (a) provide any such information to such other party or any other party on any subsequent occasion, (b) undertake any investigation not a part of its regular business routine, or (c) disclose any other information. 10.7 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction. 10.8 Submission to Jurisdiction; JURY TRIAL WAIVER. (a) Each ABL Secured Party, each Notes Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any ABL Secured Party or Notes Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction. (b) Each ABL Secured Party, each Notes Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (d) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

-38- 10.9 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.9) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. 10.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the ABL Secured Parties and Notes Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. 10.11 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. 10.12 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 10.13 Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any ABL Secured Party or any Notes Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the ABL Documents or the Notes Documents, as applicable, or to demand payment under any guarantee in respect thereof. 10.14 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an "Ancillary Document") that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. This Agreement shall become effective when it shall have been executed by each party hereto. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be; provided that nothing herein shall require the ABL Representative to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the ABL Representative has agreed to accept any Electronic Signature, the ABL Representative shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Notes Representative or any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of the ABL Representative, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality

-39- of the foregoing, the Notes Representative and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the parties hereto, Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the ABL Representative may, at its option, create one or more copies of this Agreement and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of its business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or such Ancillary Document based solely on the lack of paper original copies of this Agreement and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against the ABL Representative or any Related Party of the ABL Representative for any losses, claims (including intraparty claims), demands, damages or liabilities of any kind arising solely from the ABL Representative's reliance on or use of Electronic Signatures and/or transmission by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any such liabilities arising as a result of the failure of the Notes Representative or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.15 Additional Loan Parties. Borrowers shall cause each Person that becomes a Loan Party after the date hereof to become a party to this Agreement by execution and delivery by such Person of a Joinder Agreement in the form of Annex 1 hereto. [SIGNATURE PAGES TO FOLLOW]

Signature Page to Intercreditor Agreement ALTA FOX OPPORTUNITIES FUND, LP., as Notes Representative for and on behalf of the Notes Secured Parties By: Alta Fox GenPar, LP, its general partner By: Alta Fox Equity, LLC, its general partner By: Name: Patrick Connor Haley Title: Manager Address for Notices: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attention: James P. Barri, Jared J. Fine, Kim De Glossop Email: jbarri@goodwinlaw.com, jfine@goodwinlaw.com, and kdeglossop@goodwinlaw.com Telecopy No.: (817) 350-4230